Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 6 — COMMITMENTS AND CONTINGENCIES:

Underwriter’s Deferred Compensation

Under the Underwriting Agreement, the Company shall pay an additional fee (the “Deferred Underwriting Compensation”) of 4.5% ($9 million) of the gross proceeds of the Public Offering, payable upon the Company’s completion of the Business Combination. The Deferred Underwriting Compensation will become payable to the underwriter from the amounts held in the Trust Account solely in the event the Company completes the Business Combination.

The Deferred Underwriting Compensation has been recorded as a deferred liability on the balance sheet as of December 31, 2022, as management has deemed the consummation of a Business Combination to be probable.